                                                                      Exhibit 24

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Charles N. Blitzer and William C. Brown, and each of them, his true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign an Annual Report on Form 10-K of MGI PHARMA, INC., and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature                               Title                                   Date
---------                               -----                                   ----
  /s/ Charles N. Blitzer                President, Chief Executive              February 26, 2001
------------------------------------    Officer and Director (principal
Charles N. Blitzer                      executive officer)

  /s/ William C. Brown                  Chief Financial Officer                 February 27, 2001
------------------------------------    (principal financial and
William C. Brown                        accounting officer)

  /s/ Andrew J. Ferrara                 Director                                February 26, 2001
------------------------------------
Andrew J. Ferrara

  /s/ Joseph S. Frelinghuysen           Director                                February 28, 2001
------------------------------------
Joseph S. Frelinghuysen

                                        Director                                ___________, 2001
------------------------------------
Michael E. Hanson

  /s/ Hugh E. Miller                    Director                                February 27, 2001
------------------------------------
Hugh E. Miller

  /s/ Lee J. Schroeder                  Director                                February 27, 2001
------------------------------------
Lee J. Schroeder

  /s/ Arthur Weaver, M.D.               Director                                February 26, 2001
------------------------------------
Arthur Weaver, M.D.